SHARE EXCHANGE AGREEMENT

                                  BY AND AMONG

                          WAVETECH INTERNATIONAL, INC.,

                            INTERPRETEL (CANADA) INC.

                                       AND

                                  SOFTALK INC.

                                   DATED AS OF
                                NOVEMBER 13, 1999

                            Share Exchange Agreement
                                  by and among
                          Wavetech International, Inc.,
                            Interpretel (Canada) Inc.
                                       and
                                  Softalk Inc.
                                   dated as of
                                November 13, 1999


                                TABLE OF CONTENTS


                                                                            PAGE
                                                                            ----
1.   Certain Definitions                                                       1
2.   Right to Exchange                                                         2
3.   Covenants and Representations                                             2
4.   Restrictive Legend                                                        7
5.   Company Registration                                                      8
6.   Expenses of Registration                                                  8
7.   Indemnification                                                           8
8.   Further Obligations of the Company                                       11
9.   Rule 144 Requirements                                                    11
10.  Amendment                                                                12
11.  Notices, etc.                                                            12
12.  Entire Agreement; Severability                                           13
13.  Governing Law                                                            13
14.  Counterparts                                                             13

                            SHARE EXCHANGE AGREEMENT

This Share Exchange Agreement ("Agreement") is entered into as of November 13, 1999 by and among WAVETECH INTERNATIONAL, INC., a Nevada corporation ("Wavetech" or the "Company"), INTERPRETEL (CANADA) INC. ("Buyer"), an Ontario, Canada corporation and a wholly-owned subsidiary of WAVETECH and SOFTALK INC., an Ontario, Canada corporation ("Seller") with reference to certain shares of no par value Class A Voting Preferred Stock of Buyer ("Buyer Preferred Stock") and certain shares of Common Stock, par value $.001 per share (the "Common Stock") of Wavetech.

     1. CERTAIN DEFINITIONS. As used in this Agreement, the following terms shall have the following respective meanings:

          "COMMISSION" shall mean the United States Securities and Exchange Commission or any other federal agency at the time administering the Securities Act.

          "EXCHANGE ACT" shall mean the United States Securities Exchange Act of 1934, as amended, and the rules and regulations of the Commission thereunder, all as the same shall be in effect at the time and any successor thereto.

          "HOLDER" shall mean Softalk Inc., an Ontario, Canada corporation.

          "REGISTRABLE SHARES" shall mean the Shares; PROVIDED, HOWEVER, that Shares shall be treated as Registrable Shares only if and so long as they have not been (i) sold in a public distribution or a public securities transaction; or (ii) sold in a transaction exempt from the registration and prospectus delivery requirements of the Securities Act as a result of which all transfer restrictions and restrictive legends with respect thereto are removed upon the consummation of such sale.

          The terms "REGISTER," "REGISTERED" and "REGISTRATION" refer to a registration effected by preparing and filing a registration statement in compliance with the Securities Act, and the declaration or ordering of the effectiveness of such registration statement.

          "REGISTRATION EXPENSES" shall mean all registration, qualification and filing fees, fees and disbursements of counsel for Wavetech, accounting fees incident to any such registration, state securities or blue sky fees and expenses, transfer agent and registrar fees, reasonable fees and expenses of any special experts retained by Wavetech in connection with any such registration, any listing fees and any out-of-pocket expenses of the Holder incurred in connection with the registration of Shares, including, without limitation, fees and disbursements of counsel for the Holder if such counsel is not also counsel for the Company, and printing expenses.

          "RESTRICTED SHARES" shall mean the shares of Wavetech required to bear the legend set forth in paragraph (a) of Section 3 hereof.

          "RULE 144" shall mean Rule 144 promulgated under the Securities Act, as such Rule shall be in effect at the time, and any successor thereto.

          "SECURITIES ACT" shall mean the United States Securities Act of 1933, as amended, and the rules and regulations of the Commission thereunder, all as the same shall be in effect at the time.

          "SELLING AND DISTRIBUTING EXPENSES" shall mean all underwriting discounts, selling commissions and stock transfer taxes attributable to the sale of Shares by the Holder.

          "SHARES" shall mean the 4,329,004 shares of Wavetech Common Stock issuable on a one-for-one basis upon exchange for Buyer Preferred Stock pursuant to the Purchase Agreement, and any shares of Common Stock in respect thereof in connection with stock splits, stock dividends or distributions, or combinations or similar recapitalizations, on or after the date hereof.

          "PURCHASE AGREEMENT" shall mean the Purchase Agreement dated as of October 25, 1999 by and among the parties hereto.

     2. RIGHT TO EXCHANGE. Each share of Buyer Preferred Stock may be exchanged on a one-for-one basis into a share of Wavetech Common Stock at any time or times subsequent to the date of this Agreement in the sole discretion of Seller upon written notice to the Company. Upon receipt of such written notice the Company shall exchange the number of shares of Buyer Preferred Stock so tendered for Common Stock of the Company. Such shares of Common Stock of the Company shall at all times be registered with the Securities and Exchange Commission and Wavetech will at all times provide to Seller a current prospectus which shall at all times meet the requirements of Section 10 of the Securities Act.

     3. COVENANTS AND REPRESENTATIONS. As further consideration for the acceptance by Seller of Buyer Preferred Stock in consideration for the assets being sold by Seller under the Purchase Agreement, Buyer, Seller and Wavetech each covenant with and warrant and represent to the others as follows:

          (a) Wavetech consents to an amendment to the Articles of Buyer to the effect that the Buyer Preferred Stock to be delivered to Seller shall be non-cumulative, voting shares (Class A Preferred Shares).

          (b) Seller consents to the issuance by Buyer of additional Common Shares to Wavetech, with the proviso that (i) at no time will the shares which may be voted by the Holder of Buyer Preferred Stock at any shareholder meeting on any issue be less than fifteen percent (15%) of the total shares eligible to vote on such matter, and (ii) the Buyer Preferred Stock must at all times represent not less than fifteen percent (15%) of the fair market value of the total shares of Buyer issued and outstanding.

          (c) Wavetech agrees that it (i) will not declare or pay dividends on its Common Stock without the prior approval of the holders of the Buyer Preferred Stock then outstanding, provided that such approval shall not be required if Alexander Christopher Lang no longer directly or indirectly owns all of the issued and outstanding voting shares of Seller, and (ii) will not exercise its vote as a shareholder of Buyer to initiate the voluntary liquidation, dissolution or winding up of Buyer nor take any action or omit to take any action that is designed to result in the liquidation, dissolution or winding up of Buyer.

          (d) Wavetech agrees that it has irrevocably reserved for issuance and will at all times keep available, out of its authorized and unissued capital stock, such number of shares of Wavetech Common Stock (or other shares or securities into which the Wavetech Common Stock may be reclassified or changed to the extent permitted under this Agreement) equal to the sum of the number of shares of Wavetech Common Stock which are now or may hereafter be required to enable and permit Buyer and Wavetech to meet their obligations hereunder.

          (e) Buyer agrees to give Seller and Wavetech notice of each of the following events at the time set forth:

               (i) in the event of any determination by the Board of Directors of Buyer to institute voluntary liquidation, dissolution or winding up proceedings with respect to Buyer or to effect any other distribution of the assets of Buyer among its shareholders for the purpose of winding up its affairs, at least thirty (30) days prior to the proposed effective date of such liquidation, dissolution, winding up or other distribution;

               (ii) immediately,  upon the earlier of receipt by Buyer of notice of or the Buyer otherwise becoming aware of any threatened instituted claim, suit, petition or other proceedings with respect to the involuntary liquidation, dissolution or winding up of Buyer or to effect any other distribution of the assets of Buyer among its shareholders for the purpose of winding up its affairs.

          (f) Wavetech agrees that the number of shares of Wavetech Common Stock to be delivered upon exchange for Buyer Preferred Stock will be adjusted to reflect any reorganization of Wavetech or reclassification of its securities, any consolidation or merger, stock dividend, stock split or subdivision, reverse stock split or combination of the Common Stock of Wavetech.

          (g) If a negotiated tender offer, share exchange offer, issuer bid, takeover bid or similar transaction with respect to Wavetech Common Stock (an "Offer") is proposed by Wavetech or is proposed to Wavetech or its shareholders and is recommended by the Board of Directors of Wavetech, or is otherwise effected or to be effected with the consent or approval of the Board of Directors of Wavetech, Wavetech will use its best efforts and good faith to take all such actions and do all such things as are necessary or desirable to enable and permit holders of Buyer Preferred Stock to participate in such Offer to the same extent and on an economically equivalent basis as the holders of Wavetech Common Stock, without discrimination. Without limiting the generality of the foregoing, Wavetech may participate in all such offers without being required to redeem Buyer Preferred Stock and without requiring that Buyer Preferred Stock be exchanged for Wavetech Common Stock (or, if so required, to ensure that any such redemption or exchange shall be effective only upon and shall be conditional upon the closing of the Offer and to the extent necessary to tender or deposit to the Offer).

          (h) Wavetech agrees that if any shares of Wavetech Common Stock (or other shares or securities into which the Wavetech Common Stock may be reclassified or changed) to be issued and delivered hereunder require registration or qualification with or approval of or the filing of any document, or the taking of any proceeding with or the obtaining of any order, ruling, or consent from, any governmental or regulatory authority under any Canadian or United States federal, provincial or state laws or regulation or pursuant to the rules and regulations of any regulatory authority or the fulfillment of any other legal requirement (in addition to registration of the Wavetech Common Stock with the United States Securities and Exchange Commission as contemplated under Section 5 above) (collectively, the "Applicable Laws") before such shares (or other shares or securities into which the Wavetech Common Stock may be reclassified or changed) may be issued or delivered by Wavetech to the initial holder thereof as contemplated hereunder or in order that such shares may be freely traded thereafter Wavetech will use its best efforts in good faith to take all such actions and to do all such things as are reasonably necessary or advisable to cause the Wavetech Common Stock (or other shares or securities into which the Wavetech Common Stock may be reclassified or changed) to be and remain so registered, qualified or approved. Wavetech represents and warrants that it has in good faith taken all actions and done all things as are necessary as of this date under the Applicable Laws as they exist on the date hereof to cause the Wavetech Common Stock (or other shares or securities into which the Wavetech Common Stock may be reclassified or changed) to be issued and deliverable hereunder. Wavetech will, in good faith, use its best efforts to take all such actions and do all such things as are reasonably necessary or advisable to cause the Wavetech Common Stock (or other shares or securities into which the Wavetech Common Stock may be reclassified or changed) to be issued and delivered hereunder, including for greater certainty, pursuant to the provisions of
Section 2 and Section 5 of this Agreement, so as to be quoted or posted for trading on all stock exchanges and quotation systems on which such shares are listed, quoted or posted for trading at such time.

          (i) Buyer and Wavetech agree that without the prior approval of the holders of the Buyer Preferred Stock then outstanding (i) until such time as all of the Buyer Preferred Stock has been exchanged for Wavetech Common Stock, Buyer will not issue any additional shares of common stock of Buyer (other than to Wavetech under subparagraph (b) above) or issue any additional shares of Buyer Preferred Stock and (ii) Wavetech will not transfer, assign or encumber the shares of Buyer which it now holds or may acquire.

          (j) Nothing herein will otherwise restrict the ability of Wavetech to issue additional shares of its Common Stock from time to time.

          (k) Seller warrants and represents to Buyer and Wavetech that as of the date hereof, all of the issued and outstanding voting shares of Seller are owned directly or indirectly by Alexander Christopher Lang, who is the President and a director of Seller.

     4. RESTRICTIVE LEGEND.

          (a) Each certificate representing Shares shall (unless otherwise permitted by subsection (b) of this Section 3) be stamped with the following legend:

          THE SECURITIES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR APPLICABLE STATE SECURITIES LAWS. THE SECURITIES HAVE BEEN ACQUIRED FOR INVESTMENT AND MAY NOT BE OFFERED FOR SALE, SOLD, TRANSFERRED OR ASSIGNED IN THE ABSENCE OF AN EFFECTIVE REGISTRATION STATEMENT FOR THE SECURITIES UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR APPLICABLE STATE SECURITIES LAWS, OR AN OPINION OF COUNSEL IN A FORM REASONABLY SATISFACTORY TO THE ISSUER THAT REGISTRATION IS NOT REQUIRED UNDER SAID ACT OR APPLICABLE STATE SECURITIES LAWS OR UNLESS SOLD PURSUANT TO RULE 144 UNDER SAID ACT. NOTWITHSTANDING THE FOREGOING, THESE SECURITIES MAY BE PLEDGED IN CONNECTION WITH A BONA FIDE MARGIN ACCOUNT.

          (b) Each Holder consents to the Company's making a notation on its records and giving instructions to any transfer agent of the Company in order to implement the restrictions on transfer established in this Agreement. The legend placed on any certificate pursuant to Section 3(a) and any notations or instructions with respect to the Restricted Shares represented by such certificate will be promptly removed, and the Company will promptly issue a certificate without such legend to the Holder of such Restricted Shares (i) if such Restricted Shares are registered under the Securities Act and a prospectus meeting the requirements of Section 10 of the Securities Act is available or
(ii) if the Holder thereof satisfies the requirements of Rule 144 and, where reasonably determined necessary by the Company, provides the Company with an opinion of counsel for the Holder of the shares, both such counsel and such opinion being reasonably satisfactory to the Company, to the effect that (A) the Holder meets the requirements of Rule 144 or (B) a public sale, transfer or assignment of the Shares may be made without registration.

     5. COMPANY REGISTRATION.

     As soon as reasonably practicable after the date of this Agreement the Company shall register on Form S-3 (or any appropriate successor form) all shares of Company Common Stock issuable in exchange for the Buyer Preferred Stock under the Purchase Agreement. The Company shall advise Holder when such registration is effective and shall provide to Holder as required copies of a prospectus meeting the requirements of Section 10 of the Securities Act and shall extend to Holder full cooperation and assistance in the event Holder wishes to sell any such Shares.

     6. EXPENSES OF REGISTRATION. All Registration Expenses incurred in connection with any registration pursuant to Section 4 shall be borne by the Company. All Selling and Distribution Expenses attributable to the Registrable Shares registered on behalf of Holder shall be borne by Holder.

     7. INDEMNIFICATION.

          (a) The Company will indemnify the Holder, each of its officers, directors, employees and agents and each person controlling such Holder within the meaning of Section 15 of the Securities Act, with respect to which registration, qualification or compliance has been effected pursuant to this Agreement, against all expenses, claims, losses, damages or liabilities (or actions in respect thereof), including any of the foregoing incurred in settlement of any litigation, commenced or threatened, arising out of or based on any untrue statement (or alleged untrue statement) of a material fact contained in any registration statement, prospectus, offering circular or other document, or any amendment or supplement thereto, incident to any such registration, qualification or compliance, or any omission (or alleged omission) to state therein a material fact required to be stated therein or necessary to make the statements therein, in the light of the circumstances in which they were made, not misleading, or any violation by the Company of any rule or regulation promulgated under the Securities Act or any other federal, state or common law rule or regulation applicable to the Company in connection with any such registration, qualification or compliance, and the Company will reimburse the Holder, each of its officers, directors, employees and agents and each person controlling the Holder for any legal and any other expenses reasonably incurred in connection with investigating, preparing or defending any such claim, loss, damage, liability or action, provided that the Company will not be liable in any such case to the extent that any such claim, loss, damage, liability or expense arises out of or is based on any untrue statement or omission or alleged untrue statement or omission made in reliance upon and in conformity with any written information furnished to the Company pursuant to an instrument duly executed by the Holder or controlling person and stated to be specifically for use therein.

          (b) The Holder will indemnify the Company, each of its directors and officers, each underwriter, if any, of the Company's securities covered by such a registration statement, each person who controls the Company or such underwriter within the meaning of Section 15 of the Securities Act, against all claims, losses, damages and liabilities (or actions in respect thereof) arising out of or based on any untrue statement (or alleged untrue statement) of a material fact contained in any such registration statement, prospectus, offering circular or other document, or any omission (or alleged omission) to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, and will reimburse the Company for any legal or any other expenses reasonably incurred in connection with investigating or defending any such claim, loss, damage, liability or action, in each case to the extent, but only if and to the extent, that such untrue statement (or alleged untrue statement) or omission (or alleged omission) is made in such registration statement, prospectus, offering circular or other document in reliance upon and in conformity with any written information furnished to the Company pursuant to an instrument duly executed by the Holder and stated to be specifically for use therein.

          (c) Each party entitled to indemnification under this Section 5 (the "Indemnified Party") shall give written notice to the party required to provide indemnification (the "Indemnifying Party") promptly after such Indemnified Party has actual knowledge of any claim as to which indemnity may be sought, and shall permit the Indemnifying Party to assume the defense of any such claim or any litigation resulting therefrom, provided that counsel for the Indemnifying Party, who shall conduct the defense of such claim or litigation, shall be approved by the Indemnified Party (whose approval shall not unreasonably be withheld), and the Indemnified Party may participate in such defense at such party's expense, and provided further that the failure of any Indemnified Party to give notice as provided herein shall not relieve the Indemnifying Party of its obligations under this Agreement unless, but only to the extent that, the failure to give such notice is actually prejudicial to an Indemnifying Party's ability to defend such action. No indemnifying Party, in the defense of any such claim or litigation, shall, except with the consent of each Indemnified Party, consent to entry of any judgment or enter into any settlement which does not include as an unconditional term thereof the giving by the claimant or plaintiff to such Indemnified Party of a release from all liability in respect to such claim or litigation.

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
     8.  FURTHER  OBLIGATIONS  OF THE  COMPANY.  Whenever  required  under  this
Agreement to effect the registration of any Registrable Shares, the Company shall, as expeditiously as reasonably possible furnish to the Holder such numbers of copies of the registration statement and all amendments thereto, any prospectus included in such registration statement, including any preliminary prospectus, in conformity with the requirements of the Securities Act, and such other documents as they may reasonably request in order to facilitate the disposition of Registrable Shares owned by them.

     9. RULE 144 REQUIREMENTS. The Company agrees to:

          (a) use its best efforts to file with the Commission in a timely manner all reports and other documents required of the Company under the Securities Act and the Exchange Act;

          (b) furnish to any Holder upon request (i) a written statement by the Company as to its compliance with the requirements of Rule 144(c), and the reporting requirements of the Securities Act and the Exchange Act, (ii) a copy of the most recent annual or quarterly report of the Company, and (iii) such other reports and documents of the Company as such Holder may reasonably request to avail itself of any similar rule or regulation of the Commission allowing itself to sell any such securities without registration; and

          (c)  cooperate  with the  Holder  in such  manner  as the  Holder  may reasonably request so as to enable sales made in compliance with the requirements of Rule 144 to be made in compliance with the requirements of any transfer agent, registrar or the broker through whom any sales are to be executed.

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
     10. AMENDMENT. Any provision of this Agreement may be amended and the observance thereof may be waived (either generally or in a particular instance and either retroactively or prospectively), only by the written consent of the Company and the Holder. Any amendment or waiver effected in accordance with this
Section 8 shall be binding upon the Holder then outstanding, each future holder of any Shares who is a party to this Agreement, and the Company.

     11. NOTICES, ETC.. All notices, requests, demands and other communications hereunder shall be in writing and shall be deemed to have been duly given if delivered by hand, courier service, United States mail (return receipt requested) or by facsimile, addressed as follows:

          If to Seller or the Seller Stockholders, addressed to:

                   Ms. Rosnani Atani
                   Chief Executive Officer
                   Softalk Inc.
                   415 Yonge Street
                   Toronto, Ontario  M5B 2E7
                   Fax: (416) 597-2785

          With a copy to:

                   Shibley Righton
                   Barristers & Solicitors
                   401 Bay Street, suite 1900
                   Toronto, Ontario  M5H 2Z1
                   Attn: L.S. Mason
                   Fax: (416) 214-5438

          If to Buyer or Wavetech, addressed to:

                   Wavetech International, Inc.
                   5210 East Williams Circle
                   Suite 200
                   Tucson, Arizona  85711
                   Attn: Gerald I. Quinn
                   Fax: (520) 750-9194

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
          With a copy to:

                   Squire, Sanders & Dempsey L.L.P.
                   40 North Central Avenue, Suite 2700
                   Phoenix, Arizona  85004
                   Attn: Gregory R. Hall, Esq.
                   Fax: (602) 253-8129

     12. ENTIRE AGREEMENT; SEVERABILITY. This Agreement and the Purchase Agreement together with the Schedules and Exhibits thereto set forth all of the provisions, covenants, agreements, conditions and undertakings among the parties hereto with respect to the subject matter hereof. The provisions of this Agreement are severable, and in the event that any one or more provisions are deemed illegal or unenforceable, the remaining provisions shall remain in full force and effect.

     13. GOVERNING LAW. This Agreement shall be governed by and construed in accordance with the laws (other than those with respect to choice law) of the State of Nevada. Each of the parties hereto agree that all claims in any action or proceeding arising out of or related to this Agreement shall be determined by arbitration pursuant to Section 11.12 of the Purchase Agreement.

     14. COUNTERPARTS. This Agreement may be executed simultaneously in any number of counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

     IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the date first above written.

                                        WAVETECH INTERNATIONAL, INC.

                                        By: /s/ Gerald I. Quinn
                                            ------------------------------------
                                            Its: President, Gerald I. Quinn


                                        INTERPRETEL (CANADA), INC.

                                        By: /s/ Gerald I. Quinn
                                            ------------------------------------
                                            Its: President, Gerald I. Quinn


                                        SOFTALK INC.

                                        By: /s/ A. Chris Lang
                                            ------------------------------------
                                            Its: President, Alexander
                                                 Christopher Lang

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